GOF P11 09/24

FRANKLIN MANAGED TRUST
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
SUPPLEMENT DATED SEPTEMBER 5, 2024
TO THE SUMMARY PROSPECTUS, PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION (“SAI’)
OF EACH FUND LISTED IN SCHEDULE A

Effective September 30, 2024, the following supersedes any and all disclosure to the contrary in each fund’s Summary Prospectus, Prospectus and SAI:

a. The portfolio managers of Franklin Rising Dividends Fund are Matthew D. Quinlan (co-lead portfolio manager), Amritha Kasturirangan (co-lead portfolio manager), and Nayan Sheth (portfolio manager).

b. The portfolio managers of Franklin Rising Dividends VIP Fund are Matthew D. Quinlan (co-lead portfolio manager), Amritha Kasturirangan (co-lead portfolio manager), and Nayan Sheth (portfolio manager).

c. The portfolio managers of the rising dividends strategy of the Franklin VolSmart Allocation VIP Fund are Matthew D. Quinlan, Amritha Kasturirangan, and Nayan Sheth. Mr. Quinlan and Ms. Kasturirangan have primary responsibilities for the investments of the rising dividends strategy of the Franklin VolSmart Allocation VIP Fund and have equal authority over all aspects of the rising dividends strategy of the Franklin VolSmart Allocation VIP Fund’s investment portfolio, including but not limited to, purchases and sales of individual securities and portfolio risk assessment.

SCHEDULE A

Fund	Date of Summary Prospectus, Prospectus and SAI

FRANKLIN MANAGED TRUST
Franklin Rising Dividends Fund……………	February 1, 2024

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
Franklin Rising Dividends VIP Fund………..	May 1, 2024
Franklin VolSmart Allocation VIP Fund….…	May 1, 2024

Please retain this supplement for future reference.